10.16.69++
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

AMENDMENT TO [*****] LICENSE SUPPLEMENT

This Amendment to [*****] License Supplement, dated March 16, 2020 (“Supplement”) pursuant to the General Terms and Conditions, dated March 16, 2020 (“Agreement”) between HERE North America, LLC (“HERE”) and Telenav, Inc. (“Telenav”) is made and entered into as of the date of last signature below (“Amendment Effective Date”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Supplement and/or the Agreement.

HERE and Telenav desire to amend the Supplement as follows:

1.	Additional Licensed Materials. In Supplement section 7 “Licensed Materials”, the following line:
● [*****]
shall be stricken and replaced with the following:

A.	[*****]

B.	HERE [*****] comprising:

i.	[*****] Version Source Code for HERE [*****]

ii.	[*****] Version Source Code for HERE [*****]

C.	The foregoing A and B, collectively “[*****]”

2.	The following language is added to Supplement section 8 “Permitted Use Cases, Applications and Restrictions (“Business Purpose”)”:
Notwithstanding the foregoing or any other language to the contrary, Customer may use [*****] Software only for (A) external customer demonstrations; and (B) internal non-commercial testing, training and development.

3.	Original Agreement: Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Agreement and Supplement shall continue in full force and effect.

*        *        *

IN WITNESS WHEREOF, authorized representatives of HERE and Ford have signed this Third Amendment as of the Third Amendment Effective Date.

HERE NORTH AMERICA, LLC	TELENAV, INC.
By:    /s/ Adil Musabji        By: _/s/ Steve Debenham___________________
Name:    Adil Musabji        Name: _Steve Debenham___________________
Title:    Senior Patent Attorney        Title: __V.P., General Counsel________________
Date: _June 1, 2020 1:04 PM PDT______________    Date: _5/28/2020____________________

HERE NORTH AMERICA, LLC
By: /s/ Simon Anolick
Name: Simon Anolick
Title: Director Legal Counsel
Date: __June 1, 2020 1:31 PM PDT_______________

[*****]    1
[*****] CONFIDENTIAL
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
.

SOFTWARE EVALUATION AGREEMENT

[*****]    2
[*****] CONFIDENTIAL
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
.